SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2004
(Date of earliest event reported)

ALLIANCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	0-15366 (Commission File Number)	16-1276885 (I.R.S. Employer Identification No.)

120 Madison Street, Syracuse, New York (Address of Principal Executive Offices)	13202 (Zip code)

(315) 475-4478 (Registrant’s Telephone Number, Including Area Code)

ITEM 7. FINANCIAL INFORMATION, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	Exhibits.

Exhibit 99.1 Public Announcement by HSBC Holdings plc dated August 19, 2004

ITEM 9. REGULATION FD DISCLOSURE

The public announcement by HSBC Holdings plc dated August 19, 2004 is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE FINANCIAL CORPORATION

Date: August 19, 2004	By:	/s/ Jack H. Webb —————————————— Chairman, President and Chief Executive Officer